                                                                   EXHIBIT 10.24

GUY CARPENTER                                     Guy Carpenter & Company, Inc.
                                                  Centennial Lakes, Suite 400
                                                  3600 Minnesota Drive
                                                  Edina, MN  55435
                                                  952 920 3300  Fax 952 920 9382

Cover Note

                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

COMPANY:

         THE DIRECT GENERAL GROUP

         Nashville, Tennessee

         including Direct Insurance Company, Direct General Insurance Company, Direct General Insurance Company of Louisiana, Direct General Insurance Company of Mississippi, and/or any other companies that are now or may hereafter become members of the Direct General Group, as well as business written on behalf of Direct by Home State County Mutual Insurance Company, State National Specialty Insurance Company, and other issuing carriers (hereinafter referred to collectively as the "Company").

TYPE:

         Private Passenger Automobile Excess Cessions Contract

BUSINESS REINSURED:

         New and renewal business written or renewed by or on behalf of the Company by various issuing carriers, on business classified by the Company as Private Passenger Automobile Liability business.

ACCOUNT BASIS:

         Underwriting Year.

GUY CARPENTER                             Page: 2 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

COVER:

         In respect of cessions to this Contract, the Reinsurer will be liable in respect of each and every loss, each and every policy, each and every coverage, for the ultimate net loss (including extra contractual obligations) in excess of the applicable compulsory and/or financial responsibility primary automobile liability limits which are further subject to the following minimum limits:

Automobile Bodily Injury Liability                            $10,000 per person/
                                                              $20,000 per occurrence

Property Damage Liability                                     $5,000 per occurrence

Uninsured/Underinsured Motorists                              $10,000 per person/
        Bodily Injury Liability                               $20,000 per occurrence

Uninsured/Underinsured Motorists                              $5,000 per occurrence
    Property Damage Liability

Personal Injury Protection                                    Statutory Coverages

Medical Payments                                              $10,000 per person

         The Reinsurers limit of liability will be the difference between the applicable compulsory and/or financial responsibility or minimum primary automobile liability limits as referenced above and the actual Policy limits as respects each and every loss, each and every Policy, each and every coverage, subject to maximum Policy limits as follows:

Automobile Bodily Injury Liability                            $100,000 per person/
                                                              $300,000 per occurrence

Property Damage Liability                                     $100,000 per occurrence

Uninsured/Underinsured Motorists                              $100,000 per person/
    Bodily Injury Liability                                   $300,000 per occurrence

GUY CARPENTER                             Page: 3 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

COVER (CONT'D):

Uninsured/Underinsured Motorists                              $100,000 per occurrence
  Property Damage Liability

Personal Injury Protection                                    Statutory Coverages

Medical Payments                                              $10,000 per person

COMMENCEMENT AND TERMINATION:

         A. Effective at 12:01 a.m., Central Standard Time, January 1, 2004, and shall continue in force until terminated as provided in paragraph B below.

         B. This Agreement may be terminated by either party at 12:01 a.m., Central Standard Time, on any January 1, by giving to the other party not less than 90 days notice in writing via either certified or Registered Mail.

         C. Notwithstanding the foregoing, in the event the Company is required by statute, regulation or by order of any court or regulatory authority to (i) continue a policy or policies subject hereto in force, (ii) renew the coverage under a policy or policies through the issuance of a renewal policy or policies, or (iii) accept new insurance business, after termination the Reinsurer agrees to extend reinsurance coverage hereunder with respect to such policy or policies until the Company may legally cancel, nonrenew or otherwise eliminate its liability under such policy or policies.

         D. The Reinsurer shall remain liable for losses on policies reinsured hereunder until their natural expiration or anniversary date; such run-off shall not exceed 12 months, plus odd time, not to exceed 15 months after the date of termination of this Agreement. If the Company chooses to terminate all liability of the Reinsurer at the date of termination (cut-off basis), the Reinsurer agrees to return any unearned premium to the Company.

TERRITORY:

         This Agreement shall cover wherever the Company's original policies cover but is limited to losses occurring on policies issued to insureds located in the United States of America and its territories and possessions.

GUY CARPENTER                             Page: 4 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

EXCLUSIONS:

         The following perils, risks and classes of business are specifically excluded from coverage under this Agreement:

         1. As regards interests which at time of loss or damage are on shore, no liability shall attach hereto in respect of any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority. This War Exclusion Clause shall not, however, apply to interests which at time of loss or damage are within the territorial limits of the United States of America (comprising the fifty States of the Union, the District of Columbia, and including bridges between the U.S.A. and Mexico provided they are under United States ownership), Canada, St. Pierre and Miquelon, provided such interests are insured under policies, endorsements or binders containing a standard war or hostilities or warlike operations exclusion clause.

         2. Business excluded by the attached Nuclear Incident Exclusion Clause - Liability - Reinsurance - U.S.A. (attached).

         3. Pools, Associations and Syndicates, except losses from Assigned Risk Plans or similar plans are not excluded. It is further agreed business ceded to the North Carolina Reinsurance Facility is excluded hereunder.

         4.       Reinsurance except agency and Intra Group Company Reinsurance

         5. Mortgage Impairment Insurance or other similar covers however styled.

         6. All liability of the Company arising by contract, operation of law, or otherwise, from its participation or membership, whether voluntary or involuntary, in any insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan, pool, association, fund or other arrangement, however denominated, established or governed, which provides for any assessment of or payment or assumption by the Company of part or all of any claim, debt, charge, fee or other obligation of an insurer, or its successors or assigns, which has been declared by any competent authority to be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge, fee or other obligation in whole or in part.

GUY CARPENTER                             Page: 5 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

EXCLUSIONS (CONT'D):

         7. Products Liability, Professional Malpractice Liability, Directors' & Officers' Liability, Securities and Exchange Commission Liability, Workers' Compensation and Employers' Liability.

         8. Loss arising out of the ownership, maintenance or use of any vehicle, the principal use of which is:

                  a.       As a public or livery conveyance;

                  b.       Emergency vehicles;

                  c. Drive yourself motor vehicles available for leasing periods of less than six months;

                  d.       Automobiles used in speed contests and races;

                  e.       Motorcycles.

         9.       Commercial Automobile Physical Damage and Liability business.

         10.      Private Passenger Automobile Physical Damage business.

         11. Accidental Death, Towing and Rental Reimbursement, and Life Insurance when written as such.

         12. Coverages written in conjunction with Motor Club memberships, Accident Hospital Indemnity, Vehicle Protection Plans, or Travel Protection Plans.

         13. Losses arising from seepage and pollution, provided, however, that this exclusion will not apply, if and when a court invalidates the Company's pollution liability exclusion notwithstanding that such liability was intended to be excluded from coverage.

         In the event the Company becomes bound on an excluded risk without its knowledge, either as a result of an existing insured extending its operations or through an inadvertent error by an agent, the exclusions hereunder, other than 1, 2, 4, 6, and 13, shall be suspended with respect to such insured risk until 30 days after an underwriting supervisor of the Company acquires knowledge thereof and until the Company can legally cancel or terminate its coverage of such risk.

         Business which is beyond the terms, conditions or limitations of this Agreement may be submitted to the Reinsurer for special acceptance hereunder and such business, if accepted by the Reinsurer, shall be subject to all of the terms, conditions and limitations of this Agreement except as modified by the special acceptance.

GUY CARPENTER                             Page: 6 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

PREMIUM:

         A. The Company shall pay to the Reinsurer 78.5% of the subject net premiums earned with respect to business cessions made under this Agreement within 30 days after the end of each calendar month. "Subject net premiums written" as used herein shall mean gross premium written applying to the limits of liability in excess of minimum primary automobile liability limits, less cancellations and returns and less only written premium income paid for reinsurance which inures to the benefit of this Agreement. "Subject net written premium income" shall not include premium finance income, billing fees and policy fees collected by the Company in connection with business covered hereunder, regardless of whether these fees are taxed as premium by the jurisdiction in question.

         B. As respects financed premiums, the Company shall cede full policy term premiums. As respects installment premiums; i.e., premiums which are collected under an installment payment plan, which includes premiums financed by the Company, the Company shall cede the premiums as they are earned.

         C. Notwithstanding the above, in the event that the Reinsurer has its "Best's" rating lowered below "A-", the Company shall withhold from payment amounts due the Reinsurer hereunder, provided it establishes a Security Fund Agreement (the "Fund") for the payment and/or settlement of amounts due to and from the Reinsurer under this Contract. This Fund will be established for the purpose of securing the Reinsurer's obligation for the entirety of this Agreement, and any obligations the Reinsurer may have from other of the Company's Agreement or Agreement Years. The Security Fund Language is attached. The Company shall be permitted to withdraw from the fund any such payable amounts.

                  In the event that the "Best's" rating of the Reinsurer is raised to a level of "A-" or better, the provisions of paragraph A above shall apply to this Contract, in lieu of the provisions of this paragraph, and the Company shall immediately pay to the Reinsurer the current balance of the Fund and the Fund shall be terminated and all securities therein released to the Company.

         D. Within 30 days following the end of each month, the Company shall prepare and submit to the Reinsurer a bordereau report summarizing all cessions hereunder during the month.

GUY CARPENTER                             Page: 7 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

         E. Within 60 days following the end of each underwriting year, the Company shall furnish the Reinsurers with any other information which the Reinsurers may require for their Annual Convention Statement which may be reasonably available to the Company.

OTHER REINSURANCE:

         The Company shall be permitted to carry underlying quota share reinsurance on business covered by this Agreement, recoveries from which shall be disregarded for purposes of determining ultimate net loss hereunder.

DEFINITIONS:

         Private Passenger Automobile Liability Business
         Ultimate Net Loss (including ECO)
         Subject Net Written Premium (increased limit premium only)
         Policy
         Underwriting Year

CLAUSES:

         Currency - U.S. Dollars
         Loss/Unearned Premium Reserve Funding (including IBNR)
         Taxes (Attached)
         Notice of Loss and Loss Settlements (including pro rata loss adjustment expense and Declaratory Judgement expenses) Extra Contractual Obligations (100% up to Policy limit)
         Net Retained Lines (attached)
         Offset (narrow)
         Delay, Omission or Error
         Inspection
         Arbitration
         Service of Suit
         Insolvency
         Entire Contract
         Mode of Execution (attached)
         Guy Carpenter & Company, Inc. Intermediary Clause

GUY CARPENTER                             Page: 8 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

REGULATION 98:

         Premium and loss payments made to Guy Carpenter shall be deposited in a Premium and Loss Account in accordance with Section 32.3(a)(1) of Regulation 98 of the New York Insurance Department. The parties hereto consent to withdrawals from said account in accordance with Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

GUY CARPENTER                             Page: 9 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

EFFECTED WITH:

         REINSURER                       REFERENCE #           FEIN #         NAIC #               SIGNED %
         ---------                       -----------           ------         ------               --------
QBE Reinsurance Corporation                TR2692            23-1641984       10219                  50.0%
Scor Reinsurance Company                   T009078           75-1444207       30058                  50.0%
TOTAL                                                                                               100.0%

This Cover Note confirms the terms and conditions of the reinsurance negotiated with the listed reinsurers on your behalf. In the event that any of these details do not meet with your approval, or the security of the participating reinsurers does not meet with your requirements, please notify this office immediately. If all is in order, please sign and return one copy of this Cover Note to confirm your approval and complete our files.

________________________________________     ___________________________________
Robert T. Bleckinger, Managing Director       Joel M. Napgezek, Vice President
   Guy Carpenter & Company, Inc.                Guy Carpenter & Company, Inc.

________________________________________     ___________________________________
              Date                                               Date

________________________________________
    The Direct General Group

________________________________________
             Date

GUY CARPENTER                             Page: 10 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

      NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - REINSURANCE - U.S.A.

         (1) This reinsurance does not cover any loss or liability accruing to the Reassured as a member of, or subscriber to, any association of insurers or reinsurers formed for the purpose of covering nuclear energy risks or as a direct or indirect reinsurer of any such member, subscriber or association.

         (2) Without in any way restricting the operation of paragraph (1) of this Clause it is understood and agreed that for all purposes of this reinsurance all the original policies of the Reassured (new, renewal and replacement) of the classes specified in Clause II of this paragraph (2) from the time specified in Clause III in this paragraph (2) shall be deemed to include the following provision (specified as the Limited Exclusion Provision):

                  LIMITED  EXCLUSION PROVISION.*

                  I. It is agreed that the policy does not apply under any liability coverage, to injury, sickness, disease, death or
                                    destruction

                                    bodily injury or property damage

                           with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability.

                  II. Family Automobile Policies (liability only), Special Automobile Policies (private passenger automobiles, liability only), Farmers Comprehensive Personal Liability Policies (liability only), Comprehensive Personal Liability Policies (liability only) or policies of a similar nature; and the liability portion of combination forms related to the four classes of policies stated above, such as the Comprehensive Dwelling Policy and the applicable types of Homeowners Policies.

                  III. The inception dates and thereafter of all original policies as described in II above, whether new, renewal or replacement, being policies which either

GUY CARPENTER                             Page: 11 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

                           (a) become effective on or after 1st May, 1960, or

                           (b) become effective before that date and contain the Limited Exclusion Provision set out above;

                           provided this paragraph (2) shall not be applicable to Family Automobile Policies, Special Automobile Policies, or policies or combination policies of a similar nature, issued by the Reassured on New York risks, until 90 days following approval of the Limited Exclusion Provision by the Governmental Authority having jurisdiction thereof.

         (3) Except for those classes of policies specified in Clause II of paragraph (2) and without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that for all purposes of this reinsurance the original liability policies of the Reassured (new, renewal and replacement) affording the following coverages:

                           Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, Storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability)

                  shall be deemed to include, with respect to such coverages, from the time specified in Clause V of this paragraph (3), the following provision (specified as the Broad Exclusion Provision):

                  BROAD EXCLUSION PROVISION.*

                  It is agreed that the policy does not apply:

                  I.       Under any Liability Coverage, to

                           injury, sickness, disease, death or destruction

                           bodily injury or property damage

                           (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would

GUY CARPENTER                             Page: 12 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

                                    be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or

                           (b) resulting from the hazardous properties of nuclear material and with respect to which
                                    (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.

                  II. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief

                                    first aid,

                           to expenses incurred with respect to

                                    bodily injury, sickness, disease or death

                                    bodily injury

                           resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

                  III.     Under any Liability Coverage, to

                                    injury, sickness, disease, death or
                                    destruction

                                    bodily injury or property damage

                           resulting from the hazardous properties of nuclear material, if

GUY CARPENTER                             Page: 13 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

                           (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;

                           (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or

                           (c)      the

                                        injury, sickness, disease, death or
                                        destruction

                                    bodily injury or property damage

                           arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at
                                        such nuclear facility.

                                        property damage to such nuclear facility and any property thereat.

                  IV.      As used in this endorsement:

                           "HAZARDOUS PROPERTIES" include radioactive, toxic or explosive properties; "NUCLEAR MATERIAL" means source material, special nuclear material or byproduct material; "SOURCE MATERIAL", "SPECIAL NUCLEAR MATERIAL", and "BYPRODUCT MATERIAL" have the meanings given them in the Atomic Energy Act of 1954 or in any law amendatory thereof; "SPENT FUEL" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "WASTE" means any waste material (1) containing byproduct material other than the tailings or wastes produced by the extraction or concentration of uranium or thorium from any ore processed primarily for its source material content and (2) resulting from the operation by any person or organization of any nuclear facility included under the first two paragraphs of the definition of nuclear facility; "NUCLEAR FACILITY" means

                           (a)      any nuclear reactor,

GUY CARPENTER                             Page: 14 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

                           (b)      any equipment or device designed or used for
                                    (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,

                           (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,

                           (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste,

                           and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "NUCLEAR REACTOR" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material;

                           With respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property. "property damage" includes all forms of radioactive contamination of property.

                  V. The inception dates and thereafter of all original policies affording coverages specified in this paragraph (3), whether new, renewal or replacement, being policies which become effective on or after 1st May, 1960, provided this paragraph (3) shall not be applicable to

                           (i) Garage and Automobile Policies issued by the Reassured on New York risks, or

                           (ii) statutory liability insurance required under Chapter 90, General Laws of Massachusetts,

                           until 90 days following approval of the Broad Exclusion Provision by the Governmental Authority having jurisdiction thereof.

         (4) Without in any way restricting the operation of paragraph (1) of this Clause, it is understood and agreed that paragraphs
                  (2) and (3) above are not applicable to original liability policies of the Reassured in Canada and that with respect to

GUY CARPENTER                             Page: 15 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

                  such policies this Clause shall be deemed to include the Nuclear Energy Liability Exclusion Provisions adopted by the Canadian Underwriters' Association or the Independent Insurance Conference of Canada.

*NOTE. THE WORDS PRINTED IN ITALICS IN THE LIMITED EXCLUSION PROVISION AND IN THE BROAD EXCLUSION PROVISION SHALL APPLY ONLY IN RELATION TO ORIGINAL LIABILITY POLICIES WHICH INCLUDE A LIMITED EXCLUSION PROVISION OR A BROAD EXCLUSION PROVISION CONTAINING THOSE WORDS.

         NOTES:   Wherever used herein the terms:

                  "Reassured"       shall be understood to mean "Company",
                                    "Reinsured", "Reassured" or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

                  "Agreement"       shall be understood to mean "Agreement",
                                    "Contract", "Policy" or whatever other term is used to designate the attached reinsurance document.

                  "Reinsurers"      shall be understood to mean "Reinsurers",
                                    "Underwriters" or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

GUY CARPENTER                             Page: 16 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

                               NET RETAINED LINES

         This Contract applies only to that portion of any policy which the Company retains net for its own account, and in calculating the amount of any loss hereunder and also in computing the amount or amounts in excess of which this Contract attaches, only loss or losses in respect of that portion of any policy which the Company retains net for its own account shall be included.

         The amount of the Reinsurers' liability hereunder in respect of any loss or losses shall not be increased by reason of the inability of the Company to collect from any other reinsurer(s), whether specific or general, any amounts which may have become due from such reinsurer(s), whether such inability arises from the insolvency of such other reinsurer(s) or otherwise.

         Nothing herein shall in any manner create any obligations or establish any rights against the Reinsurers in favor of any third party or any persons not parties to this Contract.

GUY CARPENTER                             Page: 17 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

                                MODE OF EXECUTION

         This Contract may be executed by:

                  1.       An original written ink signature of paper documents.

                  2. An exchange of facsimile copies showing the original written ink signature of paper documents.

                  3. Electronic signature technology employing computer software and a digital signature or digitizer pen pad to capture a person's handwritten signature in such a manner that the signature is unique to the person signing, is under the sole control of the person signing, is capable of verification to authenticate the signature and is linked to the document signed in such a manner that if the data is changed, such signature is invalidated.

         The use of any one or a combination of these methods of execution shall constitute a legally binding and valid signing of this Contract. This Contract may be executed in one or more counterparts, each of which, when duly executed, shall be deemed an original.

GUY CARPENTER                             Page: 18 of 18
                                          File #: 8958-00-0002-00
                                          Effective Date: January 1, 2004
                                          Issue Date:

                                      TAXES

A. In consideration of the terms under which this Contract is issued, the Company undertakes not to claim any deduction of the premium hereon when making Canadian tax returns or when making tax returns, other than Income or Profits Tax returns, to any state or territory of the United States of America or to the District of Columbia.

B.       1.       Each Subscribing Reinsurer has agreed to allow, for the
                  purpose of paying the Federal Excise Tax, 1% of the premium payable hereon to the extent such premium is subject to Federal Excise Tax.

         2. In the event of any return of premium becoming due hereunder, the Subscribing Reinsurer shall deduct 1% from the amount of the return, and the Company or its agent should take steps to recover the Tax from the U.S. Government.

                        2004 Excess Cessions Reinsurers

                       QBE Reinsurance Corporation (Dom)
                         SCOR Reinsurance Company (Dom)

GUY CARPENTER                                    Page:           9 of 18
                                                 File #:         8958-00-0002-00
                                                 Effective Date: January 1, 2004

ACCEPTED:

  50.0%                REF # TR 2692

REINSURER:             QBE REINSURANCE CORPORATION

FEIN #:                10219

NAIC #:                [ILLEGIBLE]

AUTHORIZED SIGNATURE:  /s/ DENNIS R. JOHNSON

DATE:                  1/26/04

GUY CARPENTER                                    Page:           9 of 18
                                                 File #:         8958-00-0002-00
                                                 Effective Date: January 1, 2004

ACCEPTED:

  50%                  REF # T009078

Reinsurer:             SCOR

FEIN #:                ________________________________________________

NAIC #:                ________________________________________________

AUTHORIZED SIGNATURE:  /s/ JAMES W. BISHOP

DATE:                  1/23/04